EXHIBIT 10.52

                  CONTRIBUTION AND STOCK ACQUISITION AGREEMENT

      CONTRIBUTION AND STOCK ACQUISITION AGREEMENT effective as of January 1, 2005 by and among DTLL, Inc., a Minnesota corporation (the "Corporation"), and GS Pharma, Inc. ("GSPI").

                              W I T N E S S E T H:

      WHEREAS, the Corporation desires to obtain from GSPI assignment of an exclusive license agreement attached hereto as Exhibit 1 (the "License") in consideration of 12,500,000 shares of common stock of the Corporation on the terms and conditions contained herein;

      NOW, THEREFORE, the parties hereto, intending to be bound hereby, do agree as follows:

Authorized and Outstanding Capital Stock. The Corporation's Articles of Incorporation (the "Articles") provide for, among other things, (a) 50,000,000 shares of common stock, par value $0.01 per share, and (b) 50,000,000 shares of undesignated stock. As of the date of this Agreement, 825,693 shares of common stock are issued and outstanding, no shares of undesignated stock have been designated, no shares of undesignated stock are issued or outstanding, and 611,329 shares of common stock are reserved for issuance (as reported on Exhibit 2, attached), and no shares of undesignated stock are reserved for issuance.

Issuance of Stock; Closing.

Issuance of Stock. Subject to the terms and conditions hereof, the Corporation has authorized the issuance to GSPI at the Closing (as such term is defined in Section 2.4 hereof) of 12,500,000 shares of common stock (the "Stock") which will represent approximately 94% of the shares of common stock issued and outstanding immediately following the Closing.

Agreement to Assign License. Subject to the terms and conditions hereof, GSPI agrees to assign all of its rights in the License to the Corporation.

Delivery of the Stock.

      (a) At the Closing, or as soon as possible thereafter, the Corporation shall deliver to GSPI a certificate or certificates, registered in the name of GSPI, representing the total number of shares of Stock.

      (b) Delivery of such certificates shall be made against receipt by the Corporation of the assignment of the License ("License Assignment") in the form attached hereto as Exhibit 2.3.

Closing. The assignment of the License and the issuance of the Stock contemplated by this Agreement (the "Closing") shall take place at the offices of GelStat Corporation, 1650 West 82nd Street, Suite 1200, Bloomington, MN 55431, simultaneously with the execution and delivery of this Agreement (the "Closing Date") or, if a physical stock certificate cannot be delivered simultaneous with the closing, said stock certificate shall be issued as soon as practical thereafter, with evidence of the proper authorizations and instructions, satisfactory to GSPI, being evidenced at the closing.

Representations and Warranties of the Corporation.

        The Corporation represents and warrants to GSPI to the best of its actual knowledge (and the actual knowledge of its key officers) that except as expressly set forth in the Disclosure Schedule attached hereto and made a part hereof (the "Disclosure Schedule"), the following representations and warranties are true and correct as of the date hereof.


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Organization; Power and Authority; Qualifications. The Corporation is a
corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota and has all requisite corporate power and authority to own, lease and operate its properties, to carry on its business as presently conducted and as proposed to be conducted and to carry out the transactions contemplated by this Agreement and any Agreement incorporated herein by reference to the extent such agreement requires action by the Corporation (as hereinafter defined) (each, a "Transaction Document" and collectively, the "Transaction Documents"). The Corporation is qualified to transact business as a foreign corporation in those jurisdictions listed on Schedule 3.1(a) of the Disclosure Schedule, which jurisdictions constitute all such jurisdictions where the failure to be so qualified or licensed would have a material adverse effect on the Corporation. A true, correct and complete copy of the Articles and the Bylaws (the "Bylaws") of the Corporation, in each case, as amended to, and as in effect on, the date hereof, are attached hereto as Exhibits 3.1.1 and 3.1.2, respectively.

Authorization of the Transaction Documents, No Conflicts, etc. The execution, delivery and performance by the Corporation of the Transaction Documents, have been duly authorized by all requisite corporate action by the Corporation and each such Transaction Document constitutes a valid and binding obligation of the Corporation, enforceable against the Corporation in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws now or hereafter in effect relating to or limiting creditors' rights generally, and general principles of equity, whether such enforceability is considered in a proceeding at law or in equity. The execution, delivery and performance by the Corporation of the Transaction Documents and the consummation of the transactions contemplated thereby and compliance by the Corporation with the provisions thereof and the issuance by the Corporation of the Stock, will not:

      (a) violate any provision of law, statute, rule or regulation, or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body applicable to the Corporation or any of its properties or assets where such violation, conflict, breach or default would have a material adverse effect on the operations, financial condition or prospects of the Corporation, or

      (b) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute (with due notice or lapse of time, or both) a default (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of any Encumbrance (as defined in Section 3.10 hereof) upon any of the properties or assets of the Corporation under its Articles or Bylaws, or any note, indenture, mortgage, lease agreement or other contract, agreement or instrument to which the Corporation is a party or by which any of its properties or assets are bound or affected where (other than in the case of the Articles and the Bylaws) such conflict, breach or default would have a material adverse effect on the operations, financial condition or prospects of the Corporation.

Authorization of the Stock. The authorization, issuance, and delivery of the Stock has been duly authorized by all requisite corporate action of the Corporation, and when issued, sold and delivered in accordance with this Agreement for the consideration stated herein, the Stock will be validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, and not subject to: (a) preemptive or any other similar rights of the stockholders of the Corporation or others or (b) any other restriction on transfer other than restrictions on transfer under applicable state and federal laws. The terms, designations, powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions, of the Stock are as stated in the Articles.


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No Governmental Consent or Approval Required. No consent, approval or authorization of, or declaration to or filing with, any governmental or regulatory authority is required for the valid authorization, execution and delivery by the Corporation of the Transaction Documents or for the consummation of the transactions contemplated thereby or for the valid authorization, issuance and delivery by the Corporation of the Stock hereunder, other than (i) those consents, approvals, authorizations, declarations or filings which have been obtained or made, as the case may be, (ii) the filing of the Certificate with the Minnesota Secretary of State, (iii) the filing of a Form D with the Securities and Exchange Commission (the "SEC"), and (iv) filings pursuant to state securities laws in connection with the issuance of the Stock. Except as set forth in Section 3.4 of the Disclosure Schedule, no other third-party consents or approvals are required for the valid authorization, execution and delivery by the Corporation of the Transaction Documents or for the consummation of the transactions contemplated thereby or for the valid authorization, issuance and delivery by the Corporation of the Stock hereunder.

Subsidiaries; Equity Investments. Except as set forth in Section 3.5 of the Disclosure Schedule, the Corporation does not own or control, directly or indirectly, any capital stock or other proprietary interest or participation in any corporation, association, trust, partnership, association or other entity.

Capitalization.

      (a) The authorized capital stock of the Corporation immediately upon the consummation at the Closing of the transactions contemplated hereby shall be as set forth in Section 1 of the Agreement and the related
            Exhibit 2.

      (b) Section 3.6(b) of the Disclosure Schedule contains a list of all outstanding warrants, options, agreements, convertible securities or other commitments pursuant to which the Corporation is or may become obligated to issue any shares of the capital stock or other securities of the Corporation, which list names all persons entitled to receive such shares or other securities immediately prior to the consummation at the Closing of the transactions contemplated by the Transaction Documents and the shares of capital stock or other securities required to be issued thereunder. Except as set forth in such Section 3.6(b) or as contemplated by the Transaction Documents, there are no preemptive or similar rights to purchase or otherwise acquire shares of the capital stock of the Corporation pursuant to any provision of law, the Articles or Bylaws or any agreement to which the Corporation is a party; and, there are no agreements, restrictions or encumbrances (such as a right of first refusal, right of first offer, proxy, voting trust, voting agreement, etc.) with respect to the sale or voting of any shares of capital stock of the Corporation (whether outstanding or issuable upon conversion or exercise of outstanding securities). The Corporation has not been and will not be, in violation of the Securities Act or any applicable state securities or "blue sky" laws in connection with the issuance of any shares of capital stock or other securities, including the issuance of the Stock pursuant to this Agreement.

Financial Information.

      (a) The balance sheet ("Balance Sheet") and the related statements of income and retained earnings for Corporation as of the period ended September 30, 2004 (the "Financial Statements") as contained in the Corporation's report on Form 10-QSB filed with the SEC are certified to be true, complete and accurate in all material respects.

      (b) The Financial Statements and Balance Sheet (i) are in accordance with the books and records of the Corporation, (ii) present fairly the financial condition and the results of operations of the Corporation as of the date and for the period indicated and (iii) have been prepared in accordance with generally accepted accounting principles consistently applied other than the absence of (i) accruals generally made in full year financial statements and (ii) notes to financial statements.

      (c) The books of account, records and work papers of the Corporation up to the date hereof are in all material respects complete and correct, have been maintained in accordance with good business and accounting practices and accurately reflect in all material respects the basis for the financial position and results of operations of the Corporation as set forth in the Financial Statements.

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      (d)   All receivables listed in the Balance Sheet, including without limitation the note receivable from Card Acquisition LLC, are collectible in full at maturity.

Absence of Undisclosed Liabilities. Except as set forth in Section 3.8 of the Disclosure Schedule, (a) the Corporation has no material liability of any nature (matured or unmatured, fixed or contingent) which is not provided for or disclosed on the Balance Sheet and (b) all liability reserves established by the Corporation and set forth on the Balance Sheet were adequate in all material respects for all such liabilities at that date. There were no loss contingencies (as such term is used in Statement of Financial Accounting Standards No. 5 issued by the Financial Accounting Standards Board in March 1975) which were not adequately provided for on the Balance Sheet.

Absence of Changes. Except as set forth in Section 3.9 of the Disclosure Schedule since September 30, 2004, there has not been:

      (a) any material adverse change in the financial condition, results of operations, assets or liabilities of the Corporation;

      (b) any borrowing or agreement to borrow funds or any liability or obligation of any nature whatsoever (contingent or otherwise) incurred by the Corporation, other than current liabilities or obligations incurred in the ordinary course of business;

      (c) any mortgage, pledge, transfer of a security interest in, or lien, created by the Corporation, with respect to any of its material properties or assets, except for liens for taxes not yet due or payable;

      (d) any waiver or cancellation by the Corporation of a valuable right or claim of a material debt owed to it;

      (e) any declaration, setting aside or payment or other distribution in respect of any of the Corporation's capital stock, or any direct or indirect redemption, purchase or other acquisition of any stock by the Corporation, or any agreement or commitment therefore;

      (f) any issuance of any stock, bond or other security of the Corporation, (including, without limitation, options, warrants or rights);

      (g) any sale, assignment or transfer of any tangible or intangible assets of the Corporation, except, with respect to tangible assets, in the ordinary course of business;

      (h) any loans or guarantees made by the Corporation for the benefit of any officer, director, employee, consultant or shareholder of the Corporation, or to any members of their immediate families or any agreement or commitment therefore (other than advances to such persons in the ordinary course of business in connection with travel and travel related expenses);

      (i) any damage, destruction or loss (whether or not covered by insurance) affecting the assets, properties, financial condition, results of operations or prospects or business of the Corporation;

      (j) any material change, direct or indirect, in the compensation paid or payable to any officer, director, employee, consultant or agent of the Corporation;

      (k) any change in the accounting methods, practices or policies followed by the Corporation or any change in depreciation or amortization policies or rates theretofore adopted;

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      (l)   any change or material amendment to a material contract or arrangement by which the Corporation or any of its assets or properties is bound or subject which is likely to materially adversely affect the business operations of the Corporation;

      (m) any sale, assignment, transfer or license of any Intellectual Property (as hereinafter defined);

      (n) any receipt of notice that there has been a loss of, or material contract cancellation by, any material customer or supplier of the Corporation; or

      (o) any agreement or commitment by the Corporation to take any of the actions described in this Section 3.9.

Title to Assets, Properties and Rights. The Corporation has good and marketable title to all of its properties, interests in properties and assets, real, personal, intangible or mixed, reflected on the Balance Sheet (or not so reflected because not required to be reflected but which are used or useful in the business of the Corporation), free and clear of all mortgages, judgments, claims, liens, security interests, pledges, escrows, charges or other encumbrances of any kind or character whatsoever ("Encumbrances") except liens for current taxes not yet due and payable (or similar liens) and except for liens that would not cause a material adverse effect on the operations of the Corporation. With respect to the property and assets it leases, the Corporation is in compliance with such leases and holds a valid leasehold interest free of any Encumbrances.

Intellectual Property.

      (a) Section 3.11(a) contains a complete and accurate list of (i) all material Intellectual Property (as hereinafter defined) owned by the Corporation and used, held for use, or intended to be used in its business, (ii) all material rights granted by the Corporation to any third party with respect to such Intellectual Property, and (iii) all material Intellectual Property which the Corporation has a license or other right to use and which is used, held for use, or intended to be used in its business.

      (b) The Corporation owns and possesses all right, title and interest in and to, has the exclusive right to use, has the right to bring actions for the infringement of, and, where necessary, has made timely and proper application for, all of the Corporation's Intellectual Property rights or has valid and subsisting licenses to use such Intellectual Property and none of such Intellectual Property has been abandoned.

      (c) No royalties or fees are payable by the Corporation to other persons by reason of the ownership or use of the Intellectual Property.

      (d) No product, service or process manufactured, marketed, sold or used, or proposed to be manufactured, marketed, sold or used, by the Corporation violates, or will violate, any license or infringes, or will infringe, any Intellectual Property or assumed name of another; and there is no pending or threatened claim or litigation against the Corporation (nor does there exist any basis therefore) contesting the validity of or right to use any of the foregoing, nor has the Corporation received any notice that any of the Intellectual Property or the operation or proposed operation of the Corporation's business conflicts, or will conflict, with the asserted rights of others, nor does there exist any basis for any such conflict, except for liens that would not cause a material adverse effect on the operations, financial conditions or prospects of the Corporation.

      (e) No person has in the past violated or infringed upon, or is currently violating or infringing upon, any of the Corporation's Intellectual Property.

      (f) As used herein, the term "Intellectual Property" means all industrial and intellectual property rights, including, without limitation, patents, patent applications, patent rights, trademarks, trademark applications, trade names, logos, service marks, service mark applications, copyrights, know-how, inventions, certificates of public convenience and necessity, franchises, licenses, trade secrets, industrial secrets, proprietary rights, technology, formulae, designs, methodologies, computer programs (including all source codes) and related documentation.

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Agreements. Except as set forth in Section 3.12 of the Disclosure Schedule, the
Corporation is not a party to any agreement, understanding, instrument or contract, whether written or oral contract not made in the ordinary course of business and, whether or not made in the ordinary course of business, the Corporation is not party to any written or oral:

      (a)   contract with any labor union;

      (b) contract for the future purchase of fixed assets or for the future purchase of materials, supplies or equipment in excess of normal operating requirements;

      (c) agreement or indenture relating to the borrowing of money or to the mortgaging, pledging or placement of a lien on any assets of the Corporation;

      (d)   guaranty of any obligation for borrowed money or otherwise;

      (e) lease or agreement under which the Corporation is lessee of or holds or operates any property, real or personal, owned by any other party;

      (f) lease or agreement under which the Corporation is lessor of or permits any third party to hold or operate any property, real or personal, owned or controlled by the Corporation;

      (g) agreement(s) or other commitment(s) for capital expenditures cumulatively in excess of $10,000.00;

      (h) contract, agreement or commitment under which the Corporation is obligated to pay any broker's fees, finder's fees or any such similar fees, to any third party;

      (i) contract, agreement or commitment not otherwise specified herein under which the Corporation has issued or may become obligated to issue, any shares of capital stock of the Corporation or any warrants, options, convertible securities or other commitments pursuant to which the Corporation is or may become obligated to issue any shares of its capital stock;

      (j) any contract(s), agreement(s), arrangement(s) or understanding(s) under which cumulatively the Corporation may be obligated to pay or be entitled to receive in excess of $10,000.00;

      (k) any other contract, agreement, arrangement or understanding which is material to the business of the Corporation; or

      (l) any amounts payable or that will become payable to each present or former director, officer, consultant or employee of the Corporation pursuant to any agreement or understanding set forth in Schedule
            3.12 as a result of the execution and delivery of this Agreement and the other Transaction Documents and/or the consummation of the transactions contemplated hereby or thereby.

The Corporation has furnished to GSPI or its counsel, true and correct copies of all such agreements and other documents requested by GSPI or its authorized representatives.

Labor Relations; Employees. The approximate number of full-time employees of the Corporation is as set forth in Section 3.13 of the Disclosure Schedule. The Corporation is not delinquent in payments to any of its employees, for any wages, salaries, commissions, bonuses or other direct compensation for any services performed by them to the date hereof or amounts required to be reimbursed to such employees. The Corporation is in compliance in all material respects with all applicable laws and regulations respecting labor, employment and employment practices, terms and conditions of employment and wages and hours. There is no labor strike, dispute, slowdown or stoppage actually pending or threatened against or involving the Corporation. Neither any grievance which might have a material adverse effect on the Corporation or the conduct of its business nor any arbitration proceeding arising out of or under collective bargaining agreements is pending and no claim therefore has been asserted.


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Employment of Officers, Employees and Consultants. No third party may assert any valid claim against the Corporation, GSPI or any of the Designated Persons (as hereinafter defined) with respect to (a) the continued employment by, or association with, the Corporation of any of the present officers or employees of or consultants to the Corporation (collectively, the "Designated Persons") or
(b) the use, in connection with any business presently conducted or proposed to be conducted by the Corporation or any of the Designated Persons of any information which the Corporation or any of the Designated Persons would be prohibited from using under any prior agreements or arrangements or any legal considerations applicable to unfair competition, trade secrets or proprietary information, except in each case, where such claims would not have a material adverse effect on the Corporation.

No Defaults. The Corporation is not in default (a) under its Articles or Bylaws, or any indenture, mortgage, lease, purchase or sales order, or any other contract, agreement or instrument to which the Corporation is a party or by which the Corporation or any of its properties is bound or affected which conflict, breach or default would have a material adverse effect on the operations, prospects or financial condition of the Corporation, or (b) with respect to any order, writ, injunction or decree of any court or any Federal, state, municipal or other domestic or foreign governmental department, commission, board, bureau, agency or instrumentality, the violation of which would have a material adverse effect on the operations, prospects or financial condition of the Corporation. There exists no condition, event or act which constitutes, or which after notice, lapse of time or both, would constitute, a default under any of the foregoing, except for liens that would not cause a material adverse effect on the operations and financial condition of the Corporation.

Burdensome Restrictions. The Corporation is not obligated under any contract or agreement or subject to any charter or other corporate restriction which presently adversely affects, or in the future may reasonably be expected to adversely affect, its business, properties, assets or financial condition.

Litigation. Except as set forth in Section 3.17 of the Disclosure Schedule, there is no action, suit, customer claim, proceeding or investigation at law or in equity by or before any governmental instrumentality or other agency now pending nor threatened against or affecting the Corporation (including, without limitation, any action, suit, claim, proceeding or litigation involving the claims contemplated by Sections 3.11 and 3.14), except for any such pending or threatened action, suit, customer claim, proceeding or investigation which would not have a material adverse effect on the operation of the Corporation and liens that would not cause a material adverse effect on the operations of the Corporation nor does there exist any basis for any such pending or threatened action, suit, customer claim, proceeding or investigation.

Tax Matters.

      (a) All federal, state and local tax returns and tax reports required to be filed by the Corporation have been timely filed with the appropriate government agencies in all jurisdictions in which such returns and reports are required to be filed (and such reports and returns fairly reflect the Company's operations for tax purposes).


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      (b)   All federal, state and local income and other taxes due from the
            Corporation, as shown on such returns or subsequently assessed by the proper authority, have been fully paid or adequately provided for on the books and financial statements of the Corporation. All deposits required to be made by the Corporation with respect to any tax (including, without limitation, estimated income, franchise and employee withholding taxes) have been duly made. All amounts required to be withheld by the Corporation from employees for income taxes, social security and unemployment insurance taxes, and the portion of any such taxes to be paid by the Corporation, have been collected or withheld and paid or will have been paid at the Closing to the respective government agencies. The Corporation has not elected pursuant to the Internal Revenue Code of 1986, as amended (the "Code"), to be treated as an S corporation or a collapsible corporation pursuant to Section 1362(a) or Section 341(f) of the Code, nor has it made any other elections pursuant to the Code (other than elections that relate solely to methods of accounting, depreciation or amortization) that would have a material adverse effect on the Corporation, its financial condition, its business as presently conducted or proposed to be conducted or any of its properties or material assets. There are no agreements, waivers or other arrangements providing for an extension of time with respect to the assessment of any tax or deficiency against the Corporation, nor are there any actions, suits, proceedings, investigations or claims now pending against the Company with respect to any tax or assessment, or any matters under discussion with any federal, state, local or foreign authority relating to any taxes or assessments, or any claims for additional taxes or assessments asserted by any such authority, and there is no basis for the assertion of any additional taxes as assessments against the Corporation.

Compliance. The Corporation (a) in carrying out its business has complied in all material respects with all Federal, state, local and foreign laws, ordinances, regulations and orders of a material nature applicable to it, its businesses and the ownership of its assets and (b) has all Federal, state, local and foreign governmental licenses, franchises, permits and any similar authority (collectively "Permits") material to and necessary in the conduct of its business and such Permits are in full force and effect, and no violations have been recorded in respect of any such Permits and no proceeding is pending or threatened to revoke or limit any thereof, except for violations or proceedings which would not have a material adverse effect on the operations, properties, prospects or financial condition of the Corporation.

Insurance. All the insurable properties of the Corporation are insured for the benefit of the Corporation in amounts deemed adequate by the Corporation, against all risks usually insured against by persons operating similar properties in the localities in which such properties are located under policies in effect and issued by insurers of recognized responsibility.

Related Transactions. Except for current employment arrangements in the ordinary course of business and as set forth in Section 3.21 of the Disclosure Schedule, no current or former stockholder, director, officer or employee of the Corporation, nor any "associate" of the Corporation, as such term is defined in the rules and regulations promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), is presently, directly or indirectly through his, her or its affiliation with any other person or entity, a party to any transaction with the Corporation including, without limitation, any transaction providing for the furnishing of a material amount of services by or to, or rental of real or personal property from or to, or any loan or guarantee from or to, or otherwise requiring cash payments to or by any such person. For the purposes of this Agreement, a transaction of the type described in this Section 3.21 is sometimes herein referred to as a "Related Transaction."

ERISA Plans and Contracts. Except as set forth in Section 3.22 of the Disclosure
Schedule:

      (a) The Corporation does not maintain nor is it a party to (or ever has maintained or was a party to) any "employee welfare benefit plan," as defined in Section 3(l) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or any other written, unwritten, formal or informal plan or agreement involving direct or indirect compensation other than workers'compensation, unemployment compensation and other government programs, under which the Corporation has any present or future obligation or liability. Except as set forth in Section 3.22 of the Disclosure Schedule, the Corporation does not maintain nor is it a party to (or ever has maintained or was a party to) any "employee pension benefit plan," as defined in Section 3(2) of ERISA, and the Corporation does not contribute (or has ever contributed) to any "multiemployer plan" as defined in Section 3(37) of ERISA.


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      (b)   There is no contract, agreement, plan or arrangement covering any employee or former employee of the Corporation that, individually or collectively, could give rise to the payment of any amount that would not be deductible by reason of Section 280G of the Code.

      (c) Section 3.22 of the Disclosure Schedule lists, for each officer and key management employee of the Corporation, each employment, severance or other similar contract, arrangement or policy (written or oral) providing for insurance coverage (including any self-insured arrangements), non-statutory workers' compensation, disability benefits, supplemental unemployment benefits, vacation benefits, retirement benefits, deferred compensation, profit-sharing, bonuses, stock options, stock appreciation or other forms of incentive compensation or post-retirement insurance, compensation or benefits entered into, maintained or contributed to by the Corporation.

Environmental and Safety Laws. The Corporation is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and no material expenditures are or will be required in order to comply wit any such existing statute, law or regulation.

Minute Books. The copies of the minutes of the meetings of the directors and shareholders and the actions by written consent without a meeting of the directors and shareholders provided to GSPI or their counsel reflect all such documents contained in the minute book of the Corporation since the time of incorporation and such minutes and consents all transactions referred to in such minutes and consents accurately, in all material respects, reflect all transactions referred to therein.

Option Plans. The stock available for grant pursuant to the Company's Option Plan and the Directors Plan is sufficient for the proposed conduct of the Corporation's business and operation for the period through the date of this Agreement.

Offerees. Except as set forth in Section 3.26 of the Disclosure Schedule, the Corporation has not offered any of its capital stock, or any other securities, for sale to, to solicited any offers to buy any of the foregoing from, or otherwise approached or negotiated in respect thereof, in such a manner as to require any capital stock or other securities to be registered under the Securities Act.

Securities Matters. The Corporation is not now and never has been an "investment company" which is required to register under, or otherwise comply with, the provisions of the Investment Company Act of 1940. The Corporation is current in all filings with the SEC under the Exchange Act and has not been delinquent or deficient in any required filing under the Exchange Act during the period from January 1, 2003 through the present. All directors, officers and holders of more than 5% of the Corporation's securities are current in all reports and schedules required to be filed by them under Section 16 and Section 13 of the Exchange Act and, except as set forth in Section 3.27 of the Disclosure Schedule, none of them have been delinquent or deficient in any such filings during the period from January 1, 2003 through the present.

Offering Exemption. Based upon the representations and warranties of GSPI contained in Section 4 of this Agreement, the offering and sale of the Stock are exempt from registration under the Securities Act and exempt from the qualification or registration requirements under applicable blue sky laws.

Brokers. Except as set forth in Section 3.29 of the Disclosure Schedule, neither the Corporation nor any of the officers, directors, employees or stockholders of the Corporation have employed any broker or finder in connection with the transactions contemplated by this Agreement.

Registration Rights. Except as set forth in Section 3.30 of the Disclosure Schedule, no person has any right to cause the Corporation to effect the registration under the Securities Act of any securities (including debt securities) of the Corporation.

Disclosure. Neither the Transaction Documents nor the Schedules thereto contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein not misleading. The disclosure of a particular item in the Disclosure Schedule shall constitute disclosure of that item for all purposes of this Agreement regardless of whether the same item should or could have been disclosed elsewhere in the Disclosure Schedule.

Questionable Payments. Neither the Corporation, any director, officer, agent, employee, or other person associated with or acting on behalf of the Corporation, nor any stockholder of the Corporation has, directly or indirectly: used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity; made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; violated any provision of the Foreign Corrupt Practices Act of 1977; established or maintained any unlawful or unrecorded fund of corporate monies or other assets; made any false or fictitious entry on the books or records of the Corporation; made any bribe, rebate, payoff, influence payment, kickback, or other unlawful payment; or made any bribe, kickback, or other payment of a similar or comparable nature, whether lawful or not, to any person or entity, private or public, regardless of form, whether in money, property, or services, to obtain favorable treatment in securing business or to obtain special concessions, or to pay for favorable treatment for business secured or for special concessions already obtained.

Representations and Warranties of GSPI.

Authorization. GSPI has full power and authority and has taken all action necessary to permit it to execute and deliver and to carry out the terms of the Transaction Documents and all other documents or instruments required thereby. Upon execution and delivery, and assuming the proper execution and delivery by the Corporation of the Transaction Documents, the Transaction Documents constitute the legal, valid and binding obligations of GSPI, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws now or hereafter in effect relating to or limiting creditors' rights generally, and general principles of equity, whether such enforceability is considered in a proceeding at law or in equity.

Acquisition Entirely for Own Account. GSPI is acquiring the Stock for its own account, for investment and not with a view to the distribution thereof within the meaning of the Securities Act. Notwithstanding the foregoing, the Corporation acknowledges and agrees that GSPI may assign some or all of the Stock to its sole shareholder, GelStat Corporation.

Limits on Disposition. GSPI understands that the Stock has not been registered under the Securities Act or any other applicable securities laws, and, therefore, cannot be resold unless they are subsequently registered under the Securities Act and other applicable securities laws or unless an exemption from such registration is available. GSPI agrees not to resell or otherwise dispose of all or any part of the Stock except as permitted by law, including, without limitation, any regulations under the Securities Act and other applicable securities laws.

Legends. GSPI understands that the Corporation does not have any present intention and is under no obligation to register the Stock GSPI further represents that it understands and agrees that all certificates evidencing any of the Stock, whether upon initial issuance or upon any transfer thereof, shall bear a legend, prominently stamped or printed thereon, reading substantially as follows:

      "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF (1) AN EFFECTIVE REGISTRATION STATEMENT COVERING SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE AVAILABILITY OF EXEMPTION FROM REGISTRATION THEREUNDER."

Finders. GSPI has not employed any broker or finder in connection with the transactions contemplated by this Agreement.

Disclosure of Information. GSPI acknowledges that during the course of this transaction, it has had the opportunity to ask questions of and receive answers from representatives of the Corporation, and to obtain additional information, documents, records and books relative to the Corporation, its business, and an investment in the Corporation; provided, however, this acknowledgement by GSPI shall not affect GSPI's rights under the representations and warranties made by the Corporation herein.

Experience. GSPI's management has sufficient knowledge and experience in business and financial matters and with respect to investment in securities so as to enable it to analyze and evaluate the merits and risks of the investment contemplated hereby and is capable of protecting GSPI's interest in connection with this transaction. GSPI is able to bear the economic risk of such investment including a complete loss of the investment.

Conditions of GSPI's Obligations at Closing.

      The obligation of GSPI to assign the License at Closing is subject to the satisfaction of the following conditions precedent, the waiver of which shall not be effective against GSPI without its consent in writing thereto:

Representations and Warranties. The representations and warranties of the Corporation contained in Section 2 hereof shall be true and correct as of the Closing Date, with the same force and effect as if made on such date, and since the date of this Agreement, there shall not have not been any material adverse change in the business, operation, properties, assets, prospects or financial condition of the Corporation.

Performance. The Corporation shall have performed and complied, in all material respects, with all agreements, obligations and conditions required to be performed or complied with by it on or before the Closing Date.

Corporate Action. All corporate and other proceedings to be taken and all waivers and consents approvals, qualifications and/or registrations required to be obtained or effected in connection with the issuance, sale, execution, delivery and performance of the Transaction Documents and the transactions contemplated thereby, including, but not limited to, the issuance and delivery of the Stock, shall have been taken, obtained or effected (except for the filing of any notice subsequent to the Closing which may be required under applicable state securities laws which, if required, shall be filed on a timely basis as may be so required), and all documents incident thereto shall be satisfactory in form and substance to GSPI. GSPI shall have received all such originals or certified or other copies of such documents as have been reasonably requested.

Due Diligence Review. GSPI shall have completed its due diligence review of the Corporation to their satisfaction.

Officer's Certificate. The President of the Corporation shall have delivered a certificate certifying to the full compliance by the Corporation with the conditions set forth in Sections 5.1 and 5.2 hereof.

Good Standing Certificate. The Corporation shall have delivered to GSPI's counsel a certificate as of a recent date of the Secretary of State of the State of Minnesota as to the existence and good standing of the Corporation under the laws of the State of Minnesota.

Conditions of the Corporation's Obligations at Closing.

      The obligations of the Corporation to GSPI at the Closing are subject to the satisfaction of the following conditions precedent:

Representations and Warranties. The representations and warranties of GSPI contained in Section 3 hereof shall be true and correct as of the Closing Date, with the same force and effect as if made on such date.

Assignment of License. GSPI shall have assigned the License on the Closing Date by execution and delivery of the License Assignment.

Additional Agreements of the Corporation.

Securities Filings. The Corporation shall timely file all filings required under the Securities Act and applicable state securities and "blue sky" laws in connection with the issuance and sale of the Stock. The Corporation will remain current in all filings with the SEC so as to enable GSPI to dispose of stock pursuant to Rule 144 under the Securities Act of 1933 (the "Securities Act").

Directors' and Officers' Insurance. Prior to the Closing Date, or promptly thereafter, but not later than thirty (30) days thereafter, the Corporation shall obtain customary directors' and officers' insurance for the directors and officers of the Corporation in amounts reasonably satisfactory to GSPI.

Election of Directors Appointed by GSPI. As of the Closing Date, the Corporation shall cause resolutions to be passed, by meeting or upon written consent in lieu of a meeting, by the vote of the Board of Directors of the Corporation, electing each and every member of the board of GSPI to the Board of Directors of the Corporation, and the Corporation and/or its board members will have taken or will immediately take such action that each member not appointed according to this Section 7.4 will have resigned or will immediately resign from the Board of Directors of the Corporation.

Fees.

      The Corporation and GSPI shall each pay their own costs and fees related to the transactions contemplated by this Agreement.

Exchanges; Lost, Stolen or Mutilated Certificates.

      Upon surrender by GSPI to the Corporation of any certificate representing Stock purchased or acquired hereunder, the Corporation at its expense will issue in exchange therefore, and deliver to GSPI, a new certificate or certificates representing such shares, in such denominations as may be requested by GSPI. Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of any certificate representing any Stock purchased or acquired by GSPI hereunder, and in case of any such loss, theft or destruction, upon delivery of any indemnity agreement satisfactory to the Corporation, or in case of any such mutilation, upon surrender and cancellation of such certificate, the Corporation, at its expense, will issue and deliver to GSPI a new certificate for such Stock of like tenor, in lieu of such lost, stolen or mutilated certificate.

Survival.

      All representations and warranties hereunder shall survive the Closing. All statements contained in any certificate or other instrument delivered by the Corporation pursuant to this Agreement or in connection with the transactions contemplated by the Transaction Documents shall constitute representations and warranties by the Corporation under this Agreement and shall speak (unless otherwise expressly set forth) as of the date of this Agreement. All agreements contained herein shall survive indefinitely until, by their respective terms, they are no longer operative.

Indemnification; Contribution.

      (a) The Corporation shall indemnify, defend and hold GSPI harmless against all liability, loss or damage, together with all reasonable costs and expenses related thereto (including, without limitation, legal and accounting fees and expenses), arising from the untruth, inaccuracy or breach of any of the representations, warranties, covenants or agreements of the Corporation herein or in any certificate or other instrument delivered to GSPI by the Corporation.

      (b) If the indemnification provided for in this Section 11 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

      (c)   The Indemnification and contribution provided pursuant to this
            Section 11 should expire and be of no further force and effect upon the occurrence of a Qualified Offering.

Remedies.

      In the event that any one or more of the covenants and/or agreements set forth in this Agreement shall have been breached by the Corporation, GSPI may proceed to protect and enforce its rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Agreement.

Successors and Assigns.

      This Agreement shall bind and inure to the benefit of the Corporation and GSPI and the respective successors, assigns, heirs and personal representatives of the Corporation and GSPI.

Entire Agreement.

      The Transaction Documents, including, without limitation, this Agreement and the other writings referred to therein or delivered pursuant thereto which form a part thereof contain the entire agreement among the parties with respect to the subject matter thereof and supersede all prior and contemporaneous arrangements or understandings with respect thereto.

Severability.

      If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provisions shall be excluded from this Agreement and the remainder of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

Notices.

      All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or sent by telecopy, nationally recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party, at the addresses set forth on the signature page hereto, or such other address as shall be sent by notice to the other party. All such notices, requests, consents and other communications shall be deemed to have been delivered (a) in the case of personal delivery or delivery by telecopy, on the date of such delivery, (b) in the case of dispatch by nationally recognized overnight courier, on the next business day following such dispatch and (c) in the case of mailing, on the third business day after the posting thereof.

Amendments; Waivers.

      The terms and provisions of this Agreement may not be modified or amended, or any of the provisions hereof waived, temporarily or permanently, except pursuant to the written consent of the Corporation and GSPI.

Counterparts.

      This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. Facsimile signature pages shall be deemed to be and shall be treated for all purposes as original signature pages.

Headings.

      The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

Nouns and Pronouns.

      Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice-versa.

Responsibility; Use of Names.

      GSPI has no responsibility for the management and operation of the Corporation, the maintenance of corporate records or for other duties generally performed by management. The Corporation shall not use or make reference to the name of GSPI in any publicly available document or communication or any other widely disseminated document or communication without the prior written approval of GSPI.

Governing Law.

      This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota applicable to contracts made and to be performed wholly therein, without reference to conflicts of law principles.

Arbitration.

      Any controversy or dispute among the parties arising in connection with this Agreement shall be submitted to a panel of three arbitrators and finally settled by arbitration in accordance with the commercial arbitration rules then in effect of the American Arbitration Association. Each of the disputing parties shall appoint one arbitrator, and these two arbitrators shall independently select a third arbitrator. Arbitration shall take place in Minneapolis, Minnesota or such other location as the arbitrators may select. The prevailing party in such arbitration shall be entitled to the award of all costs and attorneys' fees in connection with such action as determined by such arbitration panel. Any award for monetary damages resulting from nonpayment of sums due hereunder shall bear interest from the date on which such sums were originally due and payable. Judgment upon the award rendered may be entered in any court having jurisdiction or application may be made to such court for judicial acceptance of the award and an order of enforcement, as the case may be.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

CORPORATION:

DTLL, INC.                                GS PHARMA, INC.

By:       /s/ Russell G. Felton           By:      /s/ Stephen C. Roberts
         ----------------------                    ------------------------

Name:    Russell G. Felton                Name:    Stephen C. Roberts, M.D.

Title:   Chief Executive Officer          Title:   Chairman, CEO, President,
                                                   Secretary

Address: 701 Xenia Av. S., Suite 130      Address: 1650 West 82nd Street, Suite
         Golden Valley, MN 55416                   1200
                                                   Bloomington, MN 55431